UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)       November 24, 2004
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


                  000-22537-01                  23-2215075
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          (Commission File Number) (I.R.S. Employer Identification No.)


              Philadelphia and Reading Avenues, Boyertown, PA  19512
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               (Address of Principal Executive Offices)      (Zip Code)


                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--- Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

--- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

--- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

--- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
-----------------------------------------------------

         On November 24, 2004, the Board of Directors of National Penn Bancshares, Inc. approved, effective January 1, 2005, cash directors' fees for non-employee directors of National Penn and its subsidiaries. A schedule of these fees is included in this Report as Exhibit 10.1.

         Under National Penn's Directors' Fee Plan, which was approved by shareholders in 1997, an individual may, in lieu of cash payment of directors' fees, elect to receive such fees currently in National Penn common stock or on a deferred basis in either National Penn common stock or cash with interest.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits.

         10.1 Non-Employee Directors - Cash Directors' Fees - 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL PENN BANCSHARES, INC.


                                               By /s/Wayne R. Weidner
                                               ----------------------
                                               Name: Wayne R. Weidner
                                               Title: Chairman and CEO


Dated:  November 30, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                 Description
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       10.1     Non-Employee Directors - Cash Directors' Fees - 2005.